Common Stock and Capital Contributions	12 Months Ended
Dec. 31, 2011
Common Stock and Capital Contributions [Abstract]
Common Stock and Capital Contributions [Text Block]
15        COMMON STOCK AND CAPITAL CONTRIBUTION

On April 22, 2010 and May 18, 2010, the Company issued 661,562 shares of common stock and 87,142 shares of common stock, respectively, par value of $0.001 per share, upon the completion of the Series A Private Placement.

In April 2010 the registered capital of Keyuan International was increased as a result of a capital contribution of $220,000 by its shareholders.

In October 2010, all of the Series A convertible preferred stock was converted into 6,738,336 shares of the Company’s common stock.

On December 28, 2010, all of the Series M convertible preferred stock was converted into 47,658,000 shares of the Company’s common stock upon the Company’s stockholders approval of an increase in the authorized common stock to 100,000,000 shares.

On January 17, 2011, the Company’s Board of Directors approved the distribution of an annual cash dividend of $0.36 per share for 2010 to be paid quarterly to its common stock stockholders at the assigned dates of record. In January 2011, certain stockholders of the Company announced the waiver of their rights to receive such cash dividends. In addition, Dragon State International Limited, the primary Series B convertible stockholder agreed to waive their rights to receive cash dividend for 2010 should they choose to convert their preferred stock before the record date. The estimated dividends to be distributed and the dividends waived are approximately $3.5 million and $17.2 million, respectively. Approximately $1,205,014 was distributed to common stockholders as dividends during the year ended December 31, 2011. In October 2011, the Company’s Board of Directors suspended the payment of quarterly cash dividends on the Company’s common stock while it pursues strategic alternatives including, but not limited to, taking the Company private, a merger or other transaction.

During the year ended December 31, 2011, 66,670 shares of the Series B convertible preferred stock were converted into 66,670 shares of the Company’s common stock. In addition, 1,150 Series A warrants and 500 Series B warrants were exercised, and the Company issued 1,150 shares and 500 shares of the Company’s common stock, receiving proceeds of $4,863 and $2,468, respectively.